UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2022

MOLSON COORS BEVERAGE COMPANY

(Exact name of registrant as specified in its charter)

Commission File Number: 001-14829

Delaware	84-0178360
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

P.O. Box 4030, NH353, Golden, Colorado 80401

111 Boulevard Robert-Bourassa, 9th Floor, Montréal, Québec, Canada H3C 2M1

(Address of principal executive offices, including zip code)

(303) 279-6565 / (514) 521-1786

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Class A Common Stock, par value $0.01	TAP.A	New York Stock Exchange
Class B Common Stock, par value $0.01	TAP	New York Stock Exchange
1.25% Senior Notes due 2024	TAP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 19, 2022, the Board of Directors (the “Board”) of Molson Coors Beverage Company (the “Company”) approved an amendment and restatement of the bylaws of the Company (the “Amended Bylaws”), effective as of such date.

Among other matters, the Amended Bylaws (i) revise procedures and disclosure requirements for the nomination of directors and the submission of proposals for consideration at annual meetings of the stockholders of the Company, (ii) amend the existing forum selection bylaw to provide that the federal district courts of the United States of America shall be the exclusive forum for the resolution of claims under the Securities Act of 1933, as amended, (iii) clarify the power of the Board to postpone, reschedule or cancel any annual or special meeting of stockholders previously scheduled by the Board, (iv) adopt gender neutral pronoun designations and (v) make certain administrative, modernizing, clarifying and confirming changes. The foregoing description of the Amended Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended Bylaws, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of the Company was held on May 18, 2022 in Golden, Colorado. The Company's stockholders voted on three proposals that are described in detail in the Company's definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 6, 2022. Set forth below are the matters the stockholders voted on and the final voting results.

Proposal 1:

Votes of the Company's Class A and Class B common stock, respectively, regarding the election of the persons named below as directors for a one-year term were as follows:

CLASS A DIRECTOR NOMINEE	For	Withheld	Broker Non-Votes
Julia M. Brown	5,057,165	210	12,101
David S. Coors	5,055,240	2,135	12,101
Peter H. Coors	5,055,242	2,133	12,101
Mary Lynn Ferguson-McHugh	5,057,115	260	12,101
Gavin D.K. Hattersley	5,057,113	262	12,101
Andrew T. Molson	5,055,286	2,089	12,101
Geoffrey E. Molson	5,055,242	2,133	12,101
Nessa O'Sullivan	5,057,119	256	12,101
Louis Vachon	5,057,066	309	12,101
Leroy J. Williams, Jr.	5,057,120	255	12,101
James "Sandy" A. Winnefeld, Jr.	5,057,072	303	12,101

CLASS B DIRECTOR NOMINEE	For	Withheld	Broker Non-Votes
Roger G. Eaton	163,010,961	6,170,817	-
Charles M. Herington	162,293,335	6,888,443	-
H. Sanford Riley	133,174,284	36,007,494	-

Proposal 2:

Votes of the Company's Class A and Class B common stock, together as a single class, regarding the approval, on an advisory basis, of the compensation of the Company's named executive officers were as follows:

For	Against	Abstain	Broker Non-Votes
165,677,982	8,323,312	237,859	12,101

Proposal 3:

Votes of the Company's Class A common stock regarding the ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2022 were as follows:

For	Against	Abstain	Broker Non-Votes
5,069,310	166	0	N/A

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Document Description
3.1	Fifth Amended and Restated Bylaws of Molson Coors Beverage Company, effective as of May 19, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLSON COORS BEVERAGE COMPANY

Date:	May 23, 2022	By:	/s/ Tracey I. Joubert
Tracey I. Joubert
Chief Financial Officer

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